MAXIM SERIES FUND, INC.

Maxim SecureFoundationSM Balanced Portfolio

(the “Portfolio”)

Supplement dated July 13, 2011 to the Prospectus for the

Maxim SecureFoundationSM Balanced Portfolio, dated May 1, 2011

Effective July 20, 2011, the following changes are made to the Prospectus:

A new asset class, Diversified Emerging Markets, and a new Underlying Portfolio, Northern Emerging Markets Equity Index, have been added to the Portfolio. Therefore, the tables setting forth the Portfolio’s target asset allocation on pages 2 and 8 of the Prospectus are hereby modified by deleting them and replacing them with the following:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio		Maxim Bond Index Portfolio

The following is added to pages 3 and 10 of the Prospectus:

“Developing and Emerging Markets Risk – The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.”

The following is added to page 22 of the Prospectus:

“Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in the Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, the unaffiliated Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable Underlying Portfolio in the Portfolio.”

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated May 1, 2011.

Please keep this Supplement for future reference.